                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-K



                              Current Report Pursuant
                           to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


           Date of Report (Date of Earliest Event Reported:  JULY 9, 1998


                               HYBRID NETWORKS, INC.
              (Exact name of registrant as specified in this charter)


                                      DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                    0-23289                              77-02520931
           (Commission File Number)     (I.R.S. Employer Identification Number)


                   6409 GUADALUPE MINES ROAD, SAN JOSE, CA  95120
                (Address of principal executive offices)  (Zip Code)


                                   (408) 323-6250
                (Registrant's Telephone Number, Including Area Code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       On July 9, 1998, PricewaterhouseCoopers LLP ("PwC") resigned as the independent auditors of Hybrid Networks, Inc. (the "Company"). PwC stated to the Company that it was not specifying a reason for its resignation. In connection with its resignation, PwC informed the Company, for the first time, that PwC is now of the view that the 1997 financial statements of the Company referred to below, which PwC had audited and reported upon, needed to be restated. PwC indicated the restatement would relate to revenue recognition but did not identify the items or quantify the amounts involved. PwC further informed the Company that PwC believed it was not in the best interests of PwC or the Company for PwC to continue to act as the Company's independent auditors and that PwC would not address any restatement of the Company's financial statements.

       As previously reported by the Company, on June 17, 1998 PwC notified the Company that PwC had concluded that its reports with respect to the financial statements of the Company as of December 31, 1997 and for the year then ended and as of September 30, 1997 and for the nine months then ended should no longer be relied upon (the "Withdrawn Reports") and that its consent included in the registration statement on Form S-4 filed by the Company on May 7, 1998 should be withdrawn. In May 1998, PwC had initiated a review of certain transactions included in these financial statements, and PwC advised the Company that its June 17 notice indicating that the Withdrawn Reports should no longer be relied upon was made pending completion of that review and should not be interpreted as a reflection as to what the results of the review might be. PwC has acknowledged that the Company has cooperated fully with PwC in connection with its review. Except as indicated above, the Company has not been informed as to the results of PwC's review.

       None of the Withdrawn Reports or PwC's report on the financial statements of the Company as of December 31, 1996 and for the year then ended contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

       There were no disagreements between PwC and the Company on any matter of the Company's accounting principles or practices, financial statement disclosure or auditing scope or procedure during the two most recent fiscal years and through July 9, 1998.

       The Company will retain another accounting firm as soon as possible to re-audit its 1997 financial statements.

ITEM 7.   EXHIBITS

       16.1 Letter from PricewaterhouseCoopers LLP.

                                     SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  July 15, 1998                        Hybrid Networks, Inc.


                                             By:  /s/ Carl S. Ledbetter
                                             ---------------------
                                                  Carl S. Ledbetter
                                                  Chairman, President and
                                                  Chief Executive Officer

                                          3